SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT FORM

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005

NewMil Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16455	06-1186389
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Main Street, P.O. Box 600, New Milford, CT	06776
(Address of principal executive offices)	(Zip code)

(860) 355-7600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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ITEM 2.02	Results of Operations and Financial Condition

In a press release attached to this 8-K as Exhibit 99, the
Company announced quarterly earnings.

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
SIGNATURES

NEWMIL BANCORP, INC.
Registrant

April 20, 2005
/s/ B. Ian McMahon
B. Ian McMahon
Its: Executive Vice President

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